UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Connecticut Water Service, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

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This filing relates to the proposed transaction between SJW Group (“SJW Group”) and Connecticut Water Service, Inc. (“Connecticut Water”) pursuant to the Second Amended and Restated Agreement and Plan of Merger, dated as of August 5, 2018, among SJW Group, Hydro Sub, Inc. and Connecticut Water.

The following communication was first made available at www.sjw-ctws.com on November 7, 2018.

November 7, 2018 Dear Fellow Shareholder, Connecticut Water’s November 16th Special Meeting of Shareholders is rapidly approaching and your vote is important. Your Board of Directors urges you to GO GREEN and vote today “FOR” the combination with SJW Group by Internet, phone or on the enclosed GREEN proxy card or GREEN voting instruction form. By voting “FOR” the proposal to approve the SJW Group merger agreement as well as all other related proposals, you will help secure $70 in cash for each share of Connecticut Water common stock you own. This represents a significant, certain, 33% premium to Connecticut Water’s unaffected closing stock price1 and exceeds Connecticut Water’s all-time high closing stock price.2 Moreover, not voting is the same as voting against the transaction. LEADING INDEPENDENT PROXY ADVISORY FIRM RECOMMENDS CONNECTICUT WATER SHAREHOLDERS VOTE “FOR” THE SJW GROUP TRANSACTION Leading independent proxy advisory firm Institutional Shareholder Services Inc. (“ISS”) has recommended that Connecticut Water shareholders vote “FOR” the SJW Group transaction at the Special Meeting of Shareholders. Many pension funds, mutual funds and other institutional shareholders around the world consider the analysis and recommendations conducted by ISS in their voting decision making process. In its November 5, 2018 report, ISS recognized the significant value that will be delivered to Connecticut Water shareholders through the SJW Group transaction and the thorough process that the Connecticut Water Service Board undertook. The ISS report stated3: “The merger consideration, which evolved from an all-stock to all-cash transaction, provides a significant premium. ” “The board also appears to have led a reasonable sales process. ” “Given the premium to the unaffected share price and the certainty of value inherent in the cash form of consideration, support for the transaction is warranted. ” BY GOING GREEN AND VOTING “FOR” THE COMBINATION, YOU WILL ALSO HELP DELIVER MEANINGFUL BENEFITS TO ALL CONNECTICUT WATER STAKEHOLDERS, INCLUDING: Customers No change in customer rates as a result of the transaction Excellence in customer service and regulatory compliance Continued capital investments of $200M across combined operations Employees No transaction-related layoffs or job cuts Additional career development opportunities Existing teams of water professionals and leaders remain in place Environment Leadership in water conservation with annual budget for customer-oriented conservation programs Responsible water resource management programs Commitment not to use Connecticut sources or supplies for the out-of-state sister companies Local Communities New England headquarters and leadership team in Clinton, CT Maintain locally-based employees and leadership at operating utilities, with their brand names and experienced teams Ongoing community investment and support 1 As of 03/14/18, the last trading day before the original agreement with SJW Group was announced 2 Prior to the announcement of the revised agreement with SJW Group on 08/06/18 3 Permission to use quotation neither sought nor obtained

TIME IS SHORT. Your Board of Directors is confident that the SJW Group transaction is in the best interests of Connecticut Water and its shareholders, and the Special Meeting of Shareholders on November 16 to approve the SJW Group transaction is just a week and a half away. To ensure your vote is received, we urge you to vote today. YOUR VOTE IS IMPORTANT. In order for this transaction to be approved, Connecticut Water shareholders owning two-thirds (66 2/3%) of the Company’s outstanding shares of common stock entitled to vote on the proposed merger must vote “FOR” it. This is a high threshold, so every vote matters. Moreover, not voting is the same as voting against the transaction. So please, go GREEN and vote “FOR” the SJW Group combination by Internet, phone or on the enclosed GREEN proxy card or GREEN voting instruction form. Sincerely, Carol P. Wallace Chairman, Connecticut Water Service, Inc. Board of Directors YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN! Please take a moment to vote “FOR” the proposals set forth on the GREEN proxy card — by Internet, telephone toll-free or by signing, dating and returning the enclosed GREEN proxy card or GREEN voting instruction form. If you have questions about how to vote your shares, please contact: Morrow Sodali MacKenzie Partners Call toll -free: (800) 662—5200 or Call toll -free: (800) 322 -2885 or Email CTWS@morrowsodali . com Email CTWS@mackenziepartners . com PLEASE VISIT WWW.SJW-CTWS.COM FOR MORE INFORMATION. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approval from the shareholders of Connecticut Water for the transaction is not obtained; (2) the risk that the regulatory approvals required for the transaction are not obtained, on the terms expected or on the anticipated schedule; (3) the effect of water, utility, environmental and other governmental policies and regulations; (4) litigation relating to the transaction; (5) the ability of the parties to the transaction to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement between the parties to the proposed transaction; (7) changes in demand for water and other products and services of Connecticut Water; (8) unanticipated weather conditions; (9) catastrophic events such as fires, earthquakes, explosions, floods, ice storms, tornadoes, terrorist acts, physical attacks, cyber-attacks, or other similar occurrences that could adversely affect Connecticut Water’s facilities, operations, financial condition, results of operations, and reputation; (10) risks that the proposed transaction disrupts the current plans and operations of Connecticut Water; (11) potential difficulties in employee retention as a result of the proposed transaction; (12) unexpected costs, charges or expenses resulting from the transaction; (13) the effect of the announcement or pendency of the proposed transaction on Connecticut Water’s business relationships, operating results, and business generally, including, without limitation, competitive responses to the proposed transaction; (14) risks related to diverting management’s attention from ongoing business operations of Connecticut Water; (15) the trading price of Connecticut Water’s common stock; and (16) legislative and economic developments. In addition, actual results are subject to other risks and uncertainties that relate more broadly to Connecticut Water’s overall business and financial condition, including those more fully described in Connecticut Water’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including, without limitation, its annual report on Form 10-K for the fiscal year ended December 31, 2017 and its quarterly report on Form 10-Q for the period ended June 30, 2018. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and neither Connecticut Water nor its management undertakes any obligation to update or revise any forward-looking statements except as required by law. ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication relates to the proposed acquisition of Connecticut Water by SJW Group. In connection with the proposed transaction, on October 2, 2018, Connecticut Water filed a definitive proxy statement on Schedule 14A and the accompanying GREEN proxy card with the SEC. SHAREHOLDERS OF CONNECTICUT WATER ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a copy of the definitive proxy statement and the other documents filed by Connecticut Water with the SEC free of charge at the SEC’s web site, http://www.sec.gov, and shareholders of Connecticut Water will also be able to obtain transaction-related documents free of charge by directing a request to Connecticut Water’s Corporate Secretary, Kristen A. Johnson, at Connecticut Water Service, Inc., 93 West Main Street, Clinton, Connecticut 06413, or by telephone at 1-800-428-3985. PARTICIPANTS IN SOLICITATION SJW Group and its directors and executive officers, and Connecticut Water and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Connecticut Water’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SJW Group is set forth in the proxy statement for SJW Group’s 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 6, 2018. Information about the directors and executive officers of Connecticut Water is set forth in the proxy statement for Connecticut Water’s 2018 Annual Meeting of Shareholders, which was filed with the SEC on April 6, 2018. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the proposed transaction, which was filed on October 2, 2018, and other relevant materials filed with the SEC regarding the proposed transaction.